                                                                                                   Exhibit 10.31

                                                 BALL CORPORATION
                                   2000 DEFERRED COMPENSATION COMPANY STOCK PLAN

1.       Statement of Purpose

         The purposes of the 2000 Deferred Compensation Company Stock Plan (the "Plan") are (1) to aid Ball
         Corporation (the "Company") and its subsidiaries in attracting and retaining key employees by providing a non-qualified deferred compensation vehicle that also increases the interest of such key employees in the Company Stock performance, and (2) to establish an alternative method of compensating those
         Directors of the Company who do not receive compensation as employees of the Company in a way that increases the interest of such Directors in the Company Stock performance.

2.       Definitions

         2.1.     Beneficiary - "Beneficiary" means the person or persons designated as such in accordance with
                  Section 8.

         2.2.     Class Year - "Class Year" means the year in respect of which Compensation is deferred under the
                  Plan.

         2.3.     Company - "Company" means Ball Corporation and any of its fifty percent (50%) or more owned subsidiaries.

         2.4.     Company Matching Contribution - "Company Matching Contribution" means an additional amount to be credited to a Participant's Deferred Compensation Account, which shall equal twenty percent
                  (20%) of the sum of:  (1) Deferral Amounts credited to a Participant's Deferred Compensation
                  Account during a calendar year; and (2) amounts transferred from other deferred compensation plans maintained by the Company and credited to a Participant's Deferred Compensation Account during a calendar year. The maximum Company Matching Contribution credited to a Participant's
                  Deferred Compensation Account in a calendar year shall be $20,000. A Company Matching
                  Contribution shall be added to and treated as a part of the deferred amount or transferred amount to which it relates, and shall be credited to the Participant's Deferred Compensation
                  Account at the same time as the deferred amount or transferred amount is credited to such account. If more than one amount is deferred to or transferred to a Participant's Deferred
                  Compensation Account in a calendar year, the Company Matching Contribution shall be applied to the earliest such amounts credited to such account until the maximum Company Matching
                  Contribution has been credited to the Participant; and, if more than one deferred or transferred amount is credited to a Participant's Deferred Compensation Account on the same day, the Company Matching Contribution shall be allocated among such amounts on a prorata basis.

         2.5.     Company Stock - "Company Stock" means the common stock of Ball Corporation.

         2.6.     Compensation - "Compensation" means, with respect to a Participant who is an Eligible Employee, annual incentive compensation for the Class Year or other compensation as designated by the
                  Committee, or with respect to a Participant who is a Director, the cash portion of the annual incentive retainer which is calculated in accordance with the Ball Corporation Economic Value
                  Added Incentive Compensation Plan (or any successor plan).

         2.7.     Declining Balance Installments - "Declining Balance Installments" means a series of annual payments such that each payment is determined by taking that portion of the Participant's
                  Deferred Compensation Account as of the December 31 Valuation Date immediately preceding the
                  Distribution Date and dividing by the number of years of distributions remaining.

         2.8.     Deferral Amount - "Deferral Amount" means the amount of Elective Deferred Compensation deferred by the Participant for each Class Year.

         2.9.     Deferred Compensation Account - "Deferred Compensation Account" means the account for each
                  Class Year maintained by the Company for each Participant pursuant to Section 6.

         2.10.    Director - "Director" means a Director of the Company who is not an employee of the Company or an affiliate.

         2.11.    Disability - "Disability" or "Disabled" means that a Participant who is an Eligible Employee is disabled for the purpose of any long-term disability program maintained by the Company.

         2.12.    Distribution Date - "Distribution Date" means the date on which the Company makes distributions from the Participant's Deferred Compensation Account.

         2.13.    Dividends - "Dividends" means an amount equal to the number of Units in a Participant's
                  Deferred Compensation Account (as determined pursuant to Section 6.2.) multiplied by the amount of quarterly dividend payable to Company Stock shareholders for each share of Company Stock.
                  The amount of Dividends for a payment date for a quarterly dividend shall be determined based on the number of Units in the Participant's Deferred Compensation Account as of the preceding
                  Valuation Date.

         2.14.    Effective Date - "Effective Date" means November 1, 2000, the date on which the Plan commences.

         2.15.    Election Form - "Election Form" means the form or forms attached to this Plan and filed with the Human Resources Committee by the Participant in order to participate in the Plan. The terms and conditions specified in the Election Form(s) are incorporated by reference herein and form a part of the Plan.

         2.16.    Elective Deferred Compensation - "Elective Deferred Compensation" means the amount elected to be deferred by an Eligible Employee or Director in his Election Form.

         2.17.    Eligible Employee - "Eligible Employee" means an employee of the Company who has been selected by the Human Resources Committee.

         2.18.    Human Resources Committee - "Human Resources Committee" (also referred to as the "Committee")
                  means the Human Resources Committee of the Board of Directors of the Company, who will administer the Plan.

         2.19.    Participant - "Participant" means an Eligible Employee or Director participating in the Plan in accordance with the provisions of Section 4.

         2.20.    Termination of Employment - "Termination of Employment" means, with respect to a Participant who is an employee of the Company, the termination of said Participant's employment with the
                  Company for any reason other than Disability.

         2.21.    Termination of Service - "Termination of Service" means, with respect to a Participant who is a
                  Director, the termination of said Director's active service as a member of the Company's Board of Directors.

         2.22.    Transfer Form - "Transfer Form" means the form or forms attached to this Plan and filed with the Human Resources Committee by the Participant in order to transfer an amount from another
                  Company deferred compensation plan to this Plan pursuant to Section 4.2. The terms and conditions specified in the Transfer Form(s) are incorporated by reference herein and form a part of the Plan.

         2.23.    Unit - "Unit" means the Units credited to a Participant's Deferred Compensation Account pursuant to Section 6. For valuation and distribution purposes, each unit shall be equivalent to one share of Company Stock.

         2.24.    Valuation Date - "Valuation Date" means the date on which the number of units in a
                  Participant's Deferred Compensation Account is determined for each month as provided in
                  Section 6. hereof. Unless and until changed by the Committee, or except as otherwise provided herein, the Valuation Date shall be the last day of each month. If a Participant (or
                  Beneficiary) requests a Liquidating Distribution under Section 7.8., then, for the purpose of determining the number of shares of Company Stock to be distributed, the Valuation Date shall be the last day of the month in which the Participant submits the request. If a Participant (or
                  Beneficiary) requests a Hardship Benefit pursuant to Section 7.3., the Valuation Date for the purpose of determining the number of shares of Company Stock to be distributed shall be the last day of the month in which the Committee determines that the Participant (or Beneficiary)
                  is eligible for such a distribution.

3.       Administration of the Plan

         The Human Resources Committee, by appointment of the Board of Directors of the Company, shall be the sole administrator of the Plan. The Committee shall have full power to formulate additional details and regulations for carrying out this Plan. The Committee shall also be empowered to make any and all of the determinations not herein specifically authorized which may be necessary or desirable for the effective administration of the Plan. Any decision or interpretation of any provision of this Plan adopted by the
         Committee shall be final and conclusive.

4.       Participation

         4.1.     Election to Participate. Participation in the Plan shall be limited to Eligible Employees and
                  Directors who elect to participate in the Plan by filing an Election Form prior to the beginning of the Class Year in which the Participant's Compensation is earned. Notwithstanding the foregoing, an employee or Director who first becomes an Eligible Employee or Director prior to
                  July 1 in any Class Year, may elect to participate in the Plan for such Class Year by filing an
                  Election Form within thirty (30) days after becoming an Eligible Employee or Director. The minimum annual deferral shall be $1,000 and the maximum deferral shall be one hundred percent
                  (100%) of the Participant's Compensation (as defined in Section 2.6.) for the Class Year.

         4.2.     Transfer from Other Plans. An Eligible Employee or Director who has elected to defer amounts to another deferred compensation plan implemented by Ball Corporation prior to December 31, 1999, may elect to transfer deferred amounts from such other plan to this Plan by filing a Transfer
                  Form between November 1 and December 31 immediately preceding the date the transferred amount is credited pursuant to Section 6.1. in any year after the effective date of the Plan, provided the Eligible Employee is actively employed by the Company or the Director is actively serving as a Director of the Company on the date of the election. The minimum amount that may be transferred for any Class Year is $1,000, and the maximum amount that may be transferred is one hundred percent (100%) of prior deferred amounts. Any such transfer shall be subject to the terms and conditions contained in the Transfer Form (including as to the other plans from which transfers may be made), the terms of which are incorporated by referenced herein and form a part of the Plan.

         4.3.     Committee Discretion. The Committee may, in its sole discretion, and subject to any conditions it determines to be appropriate, provide for the deferral of other amounts of compensation into the Plan for an Eligible Employee or Director, either on a voluntary or involuntary basis, or allow for transfer of additional amounts to the Plan from other deferred compensation plans maintained by the Company. Unless otherwise specified in writing at the time any such amounts are credited to the Plan:  (1) the Eligible Employee or Director shall elect the timing and form of payment for any such amounts; and (2) all other provisions of the Plan shall apply to any such deferred amounts. A separate Deferred Compensation Account shall be established and maintained for any such amount.

5.       Vesting of Deferred Compensation Account

         A Participant's interest in his Deferred Compensation Account, the Company Matching Contribution and
         Dividends credited thereto shall vest immediately.

6.       Accounts and Valuations

         6.1.     Deferred Compensation Accounts. The Committee shall establish and maintain a separate Deferred
                  Compensation Account for each Participant for each Class Year. Deferral Amounts for 2000 and subsequent Class Years and related Company Matching Contributions shall be deemed credited to the Deferred Compensation Account as of January 1 of the year subsequent to the Class Year for which Compensation was deferred. Any deferred amounts transferred to this Plan pursuant to
                  Section 4.2. and any related Company Matching Contribution shall be deemed credited to the
                  Deferred Compensation Account on January 1 of the year following the year in which the election to transfer is made pursuant to Section 4.2. A separate Deferred Compensation Account shall be established and maintained for amounts transferred to this Plan pursuant to Section 4.2. and any Company Matching Contribution related thereto.

         6.2.     Account Valuation. The value of each Deferred Compensation Account shall be based upon the value of Company Stock. All Deferral Amounts, amounts transferred from other plans pursuant to
                  Section 4.2., and related Company Matching Contributions shall be credited to a Participant's
                  Deferred Compensation Account in Units, or fractional Units, with each Unit having a value equivalent to one share of Company Stock. With respect to any amount credited to a
                  Participant's Deferred Compensation Account as of January 1 in any year, the number of such credited Units shall be determined by dividing the amount credited to the Participant's account
                  (including any related Company Matching Contributions) by the closing price of one share of
                  Company Stock on the New York Stock Exchange Composite Listing as of the close of business on the last trading day of the immediately preceding year. Dividends shall be reflected in a
                  Participant's Deferred Compensation Account by the crediting of additional Units or fractional
                  Units equal to the value of the Dividends and based upon the closing price of one share of
                  Company Stock as of the close of business on the New York Stock Exchange Composite Listing on the payment date for each quarterly dividend payable to Company Stock shareholders. The value of each Deferred Compensation Account shall be determined by multiplying the number of Units by the value of one share of Company Stock on the New York Stock Exchange Composite Listing on the
                  applicable Valuation Date. In the event the New York Stock Exchange Composite Listing is closed on the payment date on which any dividends are paid on Company Stock, or on any applicable
                  Valuation Date, the Units and their related value shall be determined based upon the closing price of Company Stock on the New York Stock Exchange Composite Listing on the last business day immediately preceding such date.

         6.3.     Changes in Capitalization. If there is any change in the number or class of shares of Company
                  Stock through the declaration of a stock dividend or other extraordinary dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares or in the event of similar corporate transactions, the Units in each Participant's Deferred
                  Compensation Account shall be equitably adjusted to reflect any such change in the number or class of issued shares of Company Stock or to reflect such similar corporate transaction.

         6.4.     Nature of Account Entries. The establishment and maintenance of a Participant's Deferred
                  Compensation Accounts and the crediting of Units and fractional Units pursuant to this
                  Section 6. shall be merely bookkeeping entries and shall not be construed as giving any person any interest in any specific assets of the Company or of any subsidiary of the Company or any trust created by the Company, including any Company Stock owned by the Company or any such subsidiary or trust. The hypothetical investment of the Participant's Deferred Compensation
                  Accounts in shares of Company Stock shall be for bookkeeping purposes only, and shall not require the purchase of actual Company Stock by the Committee or the Company. Benefits accrued under this Plan shall constitute an unsecured general obligation of the Company.

7.       Distribution of Accounts

         7.1.     Form and Timing of Payments. All benefits payable to a Participant or Beneficiary under the
                  Plan shall be paid in Company Stock, with one share distributed for each Unit credited pursuant to Section 6.2. All fractional shares shall be payable in cash. A Participant's Deferred
                  Compensation Account(s) shall be paid to the Participant following the Participant's
                  Termination of Employment or Termination of Service. Except as otherwise provided by the Plan, payment shall be made in a lump sum or in up to fifteen (15) annual installments, as the
                  Participant elects in his Election Form.

         7.2.     Normal Benefit

                  a.     A Participant's Deferred Compensation Account shall be paid to the Participant as requested in his Election Form, subject to the terms and conditions set forth in the
                         Plan, including the Election Form. If a Participant elects to receive payment of his
                         Deferred Compensation Account in installments, payments shall be made in Declining
                         Balance Installments. Unless the Committee determines otherwise, and subject to the provisions of Section 7.5. as to when payments shall commence, distribution payments, whether lump sum or installment, shall be made on or before the fifteenth (15th) day of February of each year. A Participant may elect different payment schedules for different Deferred Compensation Accounts.

                  b.     If a Participant dies before receiving his total Deferred Compensation Account balance, whether or not distributions have earlier commenced, his Beneficiary shall be entitled to the remaining account balance in accordance with the payment elections in the Election Form, except that such payments, if not already commenced, shall commence on or before February 15 next following the date of the Participant's death.

         7.3.     Hardship Benefit. In the event that the Committee, upon written request of a Participant or
                  Beneficiary of a deceased Participant, determines in its sole discretion, that such person has suffered an unforeseeable financial emergency, the Company shall pay to such person, from the
                  Deferred Compensation Account designated by the Participant or Beneficiary, an amount necessary to meet the emergency, not in excess of the amount of the Deferred Compensation Account credited to the Participant. Any amount determined to be payable pursuant to this Section shall be paid no later than thirty (30) days following the applicable Valuation Date (as determined pursuant to Section 2.24.), and no Dividends shall be credited on the distributed amount under
                  Section 6.2. from the Valuation Date to the Distribution Date. The Deferred Compensation
                  Account of the Participant shall thereafter be reduced to reflect the payment as of the date paid of a Hardship Benefit.

         7.4.     Request to Committee for Delay in Payment. A Participant shall have no right to modify in any way the schedule for the distribution of amounts from his Deferred Compensation Account which he has specified in his Election Form. However, upon a written request submitted by the
                  Participant to the Committee, the Committee may, in its sole discretion, for each Class Year postpone one time the date on which the payment shall commence, not beyond the year in which he will attain age seventy-one (71); and at the same time increase the number of installments to a number not to exceed fifteen (15). Any such request(s) must be made prior to the Termination of
                  Employment with respect to a Participant who is an employee, and at least ninety (90) days prior to the date a Participant who is a Director terminates service on the Board of Directors.

         7.5.     Date of Payments. Except as otherwise provided in this Plan, payments under this Plan shall be made on or before the fifteenth (15th) day of February of the calendar year following receipt of notice by the Committee of an event which entitles a Participant (or Beneficiary) to payments under the Plan. Amounts that become payable to the Estate of a Beneficiary pursuant to
                  Section 8. shall be paid within 30 days after the Valuation Date that follows a determination by the Committee that an amount is payable. Except as otherwise determined by the Committee, the payment amount to be paid on a Distribution Date shall be based on and subtracted from the
                  Deferred Compensation Account as of the December 31 immediately preceding the Distribution Date plus any amount credited as of the January 1 immediately preceding the Distribution Date. No
                  Dividends shall be credited under Section 6.2. on the distributed amount from the December 31 immediately preceding the Distribution Date to the Distribution Date.

         7.6.     Termination of Employment Before Age 55. In the event a Participant who is an employee has a
                  Termination of Employment prior to his attaining age fifty-five (55) (other than by death, for which benefits and/or accounts will be paid in accordance with Section 7.2.b.), then, whether or not distributions have earlier commenced, the Deferred Compensation Account of said
                  Participant will be paid to him in a lump sum on or before the fifteenth (15th) day of February in the year following the year in which the Termination of Employment occurred, unless otherwise determined by the Committee. Upon written request of said Participant made within thirty (30) days following Termination of Employment, the Committee may, in its sole discretion, determine that, in lieu of a lump sum, payments shall be made to said Participant in not more than five (5) Declining Balance Installments, commencing on or before such next fifteenth (15th) day of February following the date of Termination of Employment.

         7.7.     Taxes:  Withholding. To the extent required by law, the Company shall withhold from payments made hereunder any amount required to be withheld by the federal or any state or local government.

         7.8.     Liquidating Distribution. Notwithstanding any provisions of the Plan or the Participant's
                  Election Form to the contrary, following the receipt of a written request from a Participant
                  (or Beneficiary) for a Liquidating Distribution, the Company shall pay to the Participant (or
                  Beneficiary) the Participant's (or Beneficiary's) Liquidating Distribution Account Balance in a
                  lump sum, reduced by applicable withholding taxes, as required. Any such Liquidating
                  Distribution shall be paid no later than thirty (30) days following the applicable Valuation
                  Date (as determined pursuant to Section 2.24.), and no Dividends shall be credited under
                  Section 6.2. on the distributed amount from the Valuation Date to the Distribution Date.
                  "Liquidating Distribution" shall mean a distribution requested by the Participant (or
                  Beneficiary following the death of the Participant) in writing directed to the Committee and specifically referencing this section. If the Participant requesting the Liquidating
                  Distribution is, at the time of the request, an active employee of the Company or is actively serving as a Director of the Company, "Liquidating Distribution Account Balance" shall mean all of the Deferred Compensation Accounts under the Plan in which the Participant has an undistributed balance, decreased by a forfeiture penalty equal to six percent (6%) of the Units credited to the Participant's Deferred Compensation Account(s) pursuant to Section 6.2. as of the Valuation Date. If the Participant requesting the Liquidating Distribution is, at the time of the request, no longer an active employee of the Company or actively serving as a Director of the Company, or in the case of a request made by a Participant's Beneficiary, "Liquidating
                  Distribution Account Balance" shall mean all of the Deferred Compensation Accounts under the
                  Plan in which the Participant has an undistributed balance, decreased by a forfeiture penalty equal to six percent (6%) of the Units credited to the Participant's Deferred Compensation
                  Account(s) pursuant to Section 6.2. as of the Valuation Date; and, the Liquidating Distribution
                  Account Balance in all of the Deferred Compensation Accounts under any Comparable Plans (as said term is defined in the Comparable Plan, including the 6% forfeiture penalty, if any) in which the Participant has an undistributed balance. "Comparable Plans" shall mean the Ball
                  Corporation 1986 Deferred Compensation Plan, the Ball Corporation 1988 Deferred Compensation
                  Plan, the Ball Corporation 1989 Deferred Compensation Plan, the Ball-InCon Glass Packaging
                  Corp. Deferred Compensation Plan, and any comparable deferred compensation plans or successor plans so designated by the Committee.

                  Notwithstanding any provisions of the Plan or the Participant's Election Form to the contrary, if the Participant requesting the Liquidating Distribution is, at the time of the request, an active employee of the Company or active Director of the Company, then the Participant shall, for a period of one (1) Class Year beginning with the Class Year during which the request for the Liquidating Distribution is made, be ineligible to participate in the Plan or any
                  Comparable Plans with respect to any Compensation not yet deferred.

         7.9.     Replacement of a Committee Member. In the event that a Director requesting a Hardship Benefit under Section 7.3. or a delay in payment under Section 7.4. is a member of the Human Resources
                  Committee, he shall not participate in the Committee's decision and, for purposes of considering his request only, the Secretary of the Company will replace the Director as a member of the Human Resources Committee.

8.       Beneficiary Designation

         A Participant shall have the right at any time, and from time to time, to designate and/or change or cancel any person, persons, or entity as his Beneficiary or Beneficiaries (both principal and contingent) to whom payment under this Plan shall be paid in the event of his death prior to complete distribution to Participant of the benefits due him under the Plan. Each beneficiary change or cancellation shall become effective only when filed in writing with the Committee during the
         Participant's lifetime on a form provided by the Committee.

         The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce of a Participant subsequent to the date of filing of a Beneficiary designation form shall revoke such designation. The spouse of a married Participant domiciled in a community property jurisdiction shall be required to join in any designation of Beneficiary or
         Beneficiaries other than the spouse in order for the Beneficiary designation to be effective.

         If a Participant fails to designate a Beneficiary as provided above, or, if his beneficiary designation is revoked by divorce, or otherwise, without execution of a new designation, or if all designated
         Beneficiaries predecease the Participant, then the distribution of such benefits shall be made in a lump sum to the Participant's estate.

         If any installment distribution has commenced to a Beneficiary and the Beneficiary dies before receiving all installments, any remaining installments shall be paid in a lump sum to the estate of the
         Beneficiary.

9.       Amendment and Termination of Plan

         9.1.     Amendment. The Board of Directors may at any time amend the Plan in whole or in part, provided, however, that no amendment shall be effective to reduce the value of any Participant's Deferred
                  Compensation Account or to affect the Participant's vested right therein, and, except as provided in 9.2. or 9.3., no amendment shall be effective to decrease the future benefits under the Plan payable to any Participant or Beneficiary with respect to any amount credited to a
                  Participant's Deferred Compensation Account prior to the date of the amendment. Written notice of any amendments shall be given promptly to each Participant; provided, no notice shall be required with respect to amendments that are non-material or administrative in nature.

         9.2.     Termination of Plan

                  a.     Company's Right to Terminate. The Board of Directors may at any time, and in its sole discretion, terminate the Plan. No such termination of the Plan shall reduce the balance in a Participant's Deferred Compensation Account or affect the Participant's vested right therein.

                  b.     Payments Upon Termination of Plan. Upon any termination of the Plan under this
                         Section 9.2., Compensation for additional Class Years shall not be deferred under the
                         Plan. With respect to then-existing Deferred Compensation Accounts, the Company will, depending upon the Participant's election at that time: (i) pay to the Participant, in a lump sum, the value of each of his Deferred Compensation Accounts as of the preceding Valuation Date; or (ii) make such other arrangement as the Committee determines appropriate.

         9.3.     Successors and Mergers, Consolidations or Change in Control. The terms and conditions of this
                  Plan and Election Form shall enure to the benefit of and bind the Company, the Participants, their successors, assignees, and personal representatives. If substantially all of the stock or assets of the Company is acquired by another corporation or entity or if the Company is merged into, or consolidated with, another corporation or entity, then the obligations created hereunder shall be obligations of the acquiror or successor corporation or entity.

10.      Miscellaneous

         10.1.    Unsecured General Creditor. Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests, or other claims in any property or assets of the Company, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, disability insurance policies, annuity contracts, or the policies therefrom owned or which may be acquired by the Company ("Policies"). Such Policies or other assets shall not be held under any trust solely for the benefit of Participants, their beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan, except to the extent the corpus, income and expenses are treated as assets, income and expenses of the Company pursuant to
                  Sections 671 through 679 of the Internal Revenue Code of 1986, as amended, and remain subject to the claims of the general creditors of the Company. Any and all of such assets and Policies shall be and remain general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

         10.2.    Obligations to the Company. If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owed to the Company, then the Company may offset such amounts owing it or an affiliate against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

         10.3.    Non-Assignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

         10.4.    Employment or Future Eligibility to Participate Not Guaranteed. Nothing contained in this Plan nor any action taken hereunder shall be construed as a contract of employment or as giving any
                  Eligible Employee any right to be retained in the employ of the Company. Designation as an
                  Eligible Employee may be revoked at any time by the Committee with respect to any Compensation not yet deferred.

         10.5.    Election to Board of Directors Not Guaranteed. Participation in this Plan shall not confer on any Participant who is a Director any right to be nominated for re-election to the Board of
                  Directors, or to be re-elected to the Board of Directors.

         10.6.    Gender, Singular and Plural. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

         10.7.    Captions. The captions to the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         10.8.    Applicable Law. This Plan shall be governed and construed in accordance with the laws of the
                  State of Indiana.

         10.9.    Validity. In the event any provision of this Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this
                  Plan.

         10.10.   Notice. Any notice or filing required or permitted to be given to the Committee shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the Chief Executive Officer of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.